Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 25, 2025 but effective as of June 30, 2025 (such effective date, the “Effective Date”), is entered into by and among FUTUREFUEL CORP., a Delaware corporation (the “Parent”), FUTUREFUEL CHEMICAL COMPANY, a Delaware corporation (the “Company”; and the Company together with the Parent, collectively, the “Borrowers”, and each individually, a “Borrower”), the Guarantors party hereto, the Lenders party hereto, and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).

R E C I T A L S

WHEREAS, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Regions Bank, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, entered into that certain Second Amended and Restated Credit Agreement dated as of February 21, 2025 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders are willing to make such amendments in the manner, and on the terms and conditions, provided for herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1.         Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.

2.         Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.         Amendment to Credit Agreement.

(a)         Effective as of the Effective Date, the definition of “Consolidated Interest Coverage Ratio” in Section 1.1 of the Credit Agreement shall be amended and restated to read, in its entirety, as follows:

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four (4) Fiscal Quarters most recently ended to (b) Consolidated Interest Charges for the period of the four (4) Fiscal Quarters most recently ended (excluding, in the case of this clause (b), the accretion of expenses relating to asset retirement obligations and environmental contingencies to the extent accrued and not paid in cash during such period for the Parent and its Subsidiaries on a consolidated basis determined in accordance with GAAP).

(b)         For the avoidance of doubt, the preceding clause (a) shall apply to each testing of the financial covenant in Section 8.8(b) of the Credit Agreement on or after the Effective Date and for the entirety of the four (4) Fiscal Quarter period included in each such test (regardless of whether any portion of such four (4) Fiscal Quarter period predates the Effective Date).

4.         Conditions Precedent. This Amendment shall be effective as of the Effective Date upon the satisfaction of each of the following conditions precedent:

(a)         Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Credit Parties, Lenders constituting the Required Lenders, the Administrative Agent and the Collateral Agent.

(b)         Fees and Expenses. Payment by the Credit Parties of the out-of-pocket costs and expenses of the Administrative Agent and Collateral Agent, including without limitation, the reasonable and documented fees and expenses of Haynes and Boone, LLP.

5.         Amendment is a “Credit Document”. This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.

6.            Miscellaneous.

(a)         The Credit Agreement and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)         Each of the Credit Parties represents and warrants to the Administrative Agent and each Lender that:

(i)         The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each of the Credit Parties.

(ii)         This Amendment has been duly executed and delivered by each of the Credit Parties and is the legally valid and binding obligation of each of the Credit Parties, enforceable against each of the Credit Parties in accordance with its respective terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability.

(iii)         The execution, delivery and performance by each of the Credit Parties of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not require, as a condition to the effectiveness hereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

(iv)         (A) After giving effect to this Amendment, the representations and warranties contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (B) no event has occurred and is continuing or would result from the consummation of this Amendment that would constitute an Event of Default or a Default.

(c)         This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)         In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(e)         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties to this Amendment have caused a counterpart of this Amendment to be duly executed and delivered by their below respective duly authorized officer as of the date first above written.

BORROWERS:

FUTUREFUEL CORP.,
a Delaware corporation

By: [signature]
Name: Rose Sparks
Title: CFO

FUTUREFUEL CHEMICAL COMPANY,
a Delaware corporation

By: [signature]
Name: Rose Sparks
Title: CFO

GUARANTORS:

FUTUREFUEL WAREHOUSE COMPANY, LLC,
an Arkansas limited liability company

By: [signature]
Name: Rose Sparks
Title: CFO

LEGACY REGIONAL TRANSPORT, L.L.C.,
an Arkansas limited liability company

By: FUTUREFUEL CHEMICAL COMPANY,
its sole member

By: [signature]
Name: Rose Sparks
Title: CFO

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FIRST AMENDMENT
FUTUREFUEL (2025)

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:

By: Christopher J. Brearey
Name: Christopher J. Brearey
Title: Director – Diversified Credit Products

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FIRST AMENDMENT
FUTUREFUEL (2025)

LENDERS:

REGIONS BANK,
as a Lender

By: Christopher J. Brearey
Name: Christopher J. Brearey
Title: Director – Diversified Credit Products

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FIRST AMENDMENT
FUTUREFUEL (2025)

FIRST COMMUNITY BANK,
as a Lender

By: [signature]
Name: Michael Barnes
Title: SVP, Chief Credit Officer

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FIRST AMENDMENT
FUTUREFUEL (2025)